UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 2, 2020

Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Ste 100 Houston, Texas 77079
(Address of Principal Executive Offices) (Zip Code)

#VALUE!
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Class A common stock, par value $0.01 per share	SPKE	The NASDAQ Global Select Market
8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share	SPKEP	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.
On June 2, 2020, Spark Energy, Inc. (the “Company”) issued a press release announcing that it has increased the offer price and extended its previously announced tender offer (the “Offer”) to purchase up to 1,000,000 shares of its 8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”). The Company will now pay holders of Series A Preferred Stock $22.00 per share, in cash, as opposed to an initially offered price of $18.00 per share. In connection with the price increase, the Company has also extended the expiration time for the Offer to Tuesday, June 16, 2020. A copy of the press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.
Important Additional Information
This communication is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of the Company’s Series A Preferred Stock. The Offer is being made solely by the Offer to Purchase and the related Letter of Transmittal, as amended and supplemented. Holders of Series A Preferred Stock and investors are urged to read the Company’s tender offer statement on Schedule TO, which have been filed with the Securities and Exchange Commission (the “Commission”) in connection with the Offer, which includes as exhibits the Offer to Purchase, the related Letter of Transmittal and other offer materials, as well as any further amendments or supplements to the Schedule TO when they become available, because they contain important information. Each of these documents have been filed with the Commission, and investors may obtain them for free from the Commission at its website (www.sec.gov) or from MacKenzie Partners, Inc., the information agent for the tender offer, by telephone at: 800-322-2885 (toll-free) or 212-929-5500 or by email at: tenderoffer@mackenziepartners.com.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 2, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 2, 2020
SPARK ENERGY, INC.

By:    /s/ James G. Jones II
Name:    James G. Jones II
Title:    Chief Financial Officer

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